UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08748

Wanger Advisors Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management

Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

Alan Berkshire

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2018
Wanger USA
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger USA  |  Annual Report 2018

Fund at a Glance
Investment objective
Wanger USA (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager since 2016
Service with the Fund since 2015
Richard Watson, CFA
Co-Portfolio Manager since 2017
Service with the Fund since 2006
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years	Life
Wanger USA	05/03/95	-1.46	6.89	14.26	11.25
Russell 2000 Growth Index		-9.31	5.13	13.52	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.04% is stated as of the Fund’s prospectus dated May 1, 2018, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger USA | Annual Report 2018	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
This graph compares the results of $10,000 invested in Wanger USA on December 31, 2008 through December 31, 2018 to the Russell 2000 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Top ten holdings (%) (at December 31, 2018)
Unifirst Corp. Workplace uniforms and protective clothing	1.9
CyberArk Software Ltd. IT security solutions	1.8
Houlihan Lokey, Inc. Investment bank	1.7
Inter Parfums, Inc. Fragrances and related products	1.7
Chemed Corp. Hospice and palliative care services	1.6
Cedar Fair LP Owns and operates amusement parks	1.6
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	1.6
Central Garden & Pet Co. Lawn, garden & pet supply products	1.5
Dorman Products, Inc. Automotive products and home hardware	1.5
Alteryx, Inc., Class A Data storage, retrieval, management, reporting, and analytics solutions	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds, Derivatives and Securities Lending Collateral, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	91.8
Limited Partnerships	1.5
Money Market Funds	4.5
Securities Lending Collateral	2.2
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	0.8
Consumer Discretionary	19.7
Consumer Staples	6.3
Energy	1.1
Financials	13.2
Health Care	20.0
Industrials	11.1
Information Technology	21.3
Materials	2.6
Real Estate	3.9
Total	100.0
Percentages indicated are based upon total equity investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Annual Report 2018

Manager Discussion of Fund Performance
Matthew A. Litfin, CFA
Lead Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Wanger USA returned -1.46% for the calendar year ended December 31, 2018. In a very difficult year for stocks, the Fund held up better than its benchmark, the Russell 2000 Growth Index, which returned -9.31% for the year. Stock selection generally accounted for the Fund’s relative performance advantage over the benchmark in this down year, with especially good results from health care and information technology holdings.
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth in the United States averaged more than 3.0% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December 2018, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
In contrast to the acceleration in the U.S. economy, the global economy lost momentum and showed mixed performance among regions during the year. In December 2018, global manufacturing slowed to the lowest level in eleven months impacted by escalating threats of a trade war between the United States and its largest trading partners as well as a maturing economic cycle. The U.S. Dollar Index (a widely-used benchmark for the international value of the U.S. dollar) gained 4.9% in the second quarter, also weighing on overseas markets. While the global economy remained on solid footing, the divergences in economic and market performance were a departure from the synchronized global growth that helped support equities in 2017.
In December 2018, the U.S. Federal Reserve (Fed) rattled investors when it raised the target on its key short-term interest rate, the federal funds rate, to a range from 2.25% to 2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from close to 0.00% three years ago. As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory.
Also late in 2018, the Fed announced that it had reduced the number of anticipated 2019 rate increases from three to two, and would continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
The Fund’s relative performance advantage over its benchmark in this down year was generally the result of stock selection. Alteryx, Amedisys and Reata Pharaceuticals were the top contributors to Fund results. Investors responded favorably to computer software company Alteryx after a slew of earnings and revenue announcements that exceeded expectations. Amedisys, a major provider of home health care and hospice services, enjoyed substantial earnings growth in 2018. Shares of Reata Pharmaceuticals, which focuses on oral antioxidative and anti-inflammatory drugs, rose in value after the company reported encouraging mid-stage trial results for a drug for rare forms of chronic kidney disease.
Stock selection in the consumer discretionary sector partially offset some of these good results. Within the consumer discretionary sector, Cooper-Standard Holdings and LCI Industries were top detractors. Cooper-Standard Holdings, a global supplier of systems and components to the auto industry, slumped after the company fell short of third quarter earnings estimates. Slowing revenue growth, declining margins and falling RV shipments weighed on LCI Industries, which supplies engineered components to manufacturers in the recreational and industrial products market. OptiNose, a specialty pharmaceutical company focused on creating and bringing to market innovative products for patients with diseases treated by ear, nose, throat and allergy physicians, was another major detractor.

Wanger USA | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
OptiNose shares dropped sharply despite reasonably good news on revenues. Metrics showed a downtrend in market penetration by the company’s Xhance nasal spray, and the company lowered earnings guidance for the year.
We noted the significant divergences between the global and U.S. economies and equity markets. Historically, the United States has been able to maintain business cycles that occur independent of the rest of the world. However, there is also precedent for international events triggering U.S. stock market reactions. Thus, weakness abroad can create vulnerabilities for domestic equities. A weaker U.S. dollar could help stabilize key markets.
We believe that the stock market’s recent record of relatively high volatility and number of economic and market divergences have the potential to create good opportunities for stock pickers. As a result, we are confident that our investment philosophy, which favors higher quality and structural growth (growth derived from structural shifts or changes in the economy) as measured across metrics such as return on invested capital, revenue and earnings growth, and superior debt ratios, has the potential to be particularly advantageous in the environment that prevailed at the end of the year.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger USA | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	852.40	1,020.22	4.74	5.17	1.01
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger USA | Annual Report 2018	7

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 93.8%
Issuer	Shares	Value ($)
Communication Services 0.8%
Interactive Media & Services 0.8%
Care.com, Inc.(a) Child, adult, senior, pet and home care services	234,573	4,529,605
Total Communication Services		4,529,605
Consumer Discretionary 17.2%
Auto Components 3.4%
Cooper-Standard Holding, Inc.(a) Sealing, fuel and brake delivery, fluid transfer systems, anti-vibration systems components, subsystems, and modules	55,749	3,463,128
Dorman Products, Inc.(a) Automotive products and home hardware	92,235	8,302,995
LCI Industries Recreational vehicles and equipment	84,103	5,618,080
Visteon Corp.(a) Automotive systems, modules and components	39,113	2,357,732
Total		19,741,935
Distributors 0.9%
Pool Corp. Swimming pool supplies, equipment and leisure products	32,628	4,850,152
Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.(a) Higher education institutions	102,094	4,831,088
Hotels, Restaurants & Leisure 7.5%
Choice Hotels International, Inc. Vacation rental properties, travel tips and other services	55,111	3,944,845
Churchill Downs, Inc. Horse racing company, home of the Kentucky Derby	25,572	6,238,034
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	198,094	8,827,069
Extended Stay America, Inc. Hotels and motels	510,899	7,918,935
Red Rock Resorts, Inc., Class A Casino & entertainment properties	290,882	5,907,814
Six Flags Entertainment Corp. Theme parks across North America	53,137	2,956,011
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	68,829	4,109,091
Wingstop, Inc. Cooked-to-order chicken wings	56,949	3,655,556
Total		43,557,355
Household Durables 2.3%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	24,935	3,251,025
Helen of Troy Ltd.(a) Brand-name hair and comfort products	26,967	3,537,531
iRobot Corp.(a),(b) Manufactures robots for cleaning	51,580	4,319,309
Skyline Champion Corp. Factory-built housing	167,475	2,460,208
Total		13,568,073
Leisure Products 1.7%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	88,562	4,113,705
MasterCraft Boat Holdings, Inc.(a) Recreational powerboats	318,318	5,952,546
Total		10,066,251
Specialty Retail 0.6%
Boot Barn Holdings, Inc.(a) Western and work gear	215,000	3,661,450
Total Consumer Discretionary		100,276,304
Consumer Staples 6.0%
Beverages 0.9%
MGP Ingredients, Inc. Distillery ingredients and products	84,922	4,844,800
Food & Staples Retailing 0.9%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	237,289	5,258,324
Household Products 2.6%
Central Garden & Pet Co.(a) Lawn, garden & pet supply products	243,823	8,399,703
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	37,331	6,841,279
Total		15,240,982
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 1.6%
Inter Parfums, Inc. Fragrances and related products	142,423	9,338,676
Total Consumer Staples		34,682,782
Energy 1.0%
Energy Equipment & Services 0.4%
Core Laboratories NV Reservoir description, production enhancement, and reservoir management services	42,779	2,552,195
Oil, Gas & Consumable Fuels 0.6%
Callon Petroleum Co.(a) Independent energy company	515,000	3,342,350
Total Energy		5,894,545
Financials 12.6%
Banks 5.7%
First Busey Corp. Multi-bank holding company	260,419	6,390,682
Great Southern Bancorp, Inc. Real estate, commercial real estate, commercial business, consumer, and construction loans	107,537	4,949,928
Lakeland Financial Corp. Bank holding company	161,369	6,480,579
OFG Bancorp Holding company for Oriental Bank	344,942	5,677,745
Sandy Spring Bancorp, Inc. Holding company for Sandy Spring Bank	163,328	5,118,700
Trico Bancshares Holding company for Tri Counties Bank	130,375	4,405,371
Total		33,023,005
Capital Markets 3.7%
Ares Management Corp., Class A Asset management firm	262,569	4,668,477
Hamilton Lane, Inc., Class A Private market investment solutions	82,788	3,063,156
Houlihan Lokey, Inc. Investment bank	258,109	9,498,411
OM Asset Management Plc Asset management company	404,287	4,317,785
Total		21,547,829
Consumer Finance 0.7%
FirstCash, Inc. Owns and operates pawn stores	57,271	4,143,557
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 2.5%
Merchants Bancorp Bank holding company	200,652	4,005,014
OceanFirst Financial Corp. New Jersey banks	241,335	5,432,451
Walker & Dunlop, Inc. Commercial real estate financial services	114,104	4,934,998
Total		14,372,463
Total Financials		73,086,854
Health Care 19.1%
Biotechnology 6.8%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	93,776	4,324,011
Amicus Therapeutics, Inc.(a) Orally-administered, small molecule drugs to treat human genetic diseases	526,360	5,042,529
Enanta Pharmaceuticals, Inc.(a) Pharmaceutical products	62,816	4,449,257
Kiniksa Pharmaceuticals Ltd., Class A(a),(b) Clinical-stage biopharmaceutical company	165,834	4,658,277
Ligand Pharmaceuticals, Inc.(a) Drugs that regulate hormone activated intracellular receptors	39,140	5,311,298
Loxo Oncology, Inc.(a) Researches and develops cancer drugs	35,564	4,981,450
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	342,006	4,343,476
Repligen Corp.(a) Supplier to Biopharma Industry	61,329	3,234,492
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	77,723	3,379,396
Total		39,724,186
Health Care Equipment & Supplies 6.6%
Atrion Corp. Medical products and components	9,303	6,894,267
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	272,223	5,561,516
Cerus Corp.(a) Systems to enhance the safety of blood transfusions	593,000	3,006,510
iRhythm Technologies, Inc.(a) Medical instruments	66,434	4,615,834

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Orthofix Medical, Inc.(a) Spine fixation, biological, and other orthopedic and spine solutions	83,843	4,400,919
Sientra, Inc.(a) Plastic surgery implantable devices	214,737	2,729,307
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	114,258	5,204,452
Tandem Diabetes Care, Inc.(a) Produces medical devices	153,406	5,824,826
Total		38,237,631
Health Care Providers & Services 3.7%
AMN Healthcare Services, Inc.(a) Temporary healthcare staffing	82,571	4,678,473
Chemed Corp. Hospice and palliative care services	32,255	9,137,197
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	66,856	3,987,960
Tivity Health, Inc.(a) Health fitness solutions	137,458	3,410,333
Total		21,213,963
Pharmaceuticals 2.0%
GW Pharmaceuticals PLC, ADR(a) Cannabinoid prescription medicines	40,341	3,928,810
Optinose, Inc.(a),(b) Health care services	558,460	3,462,452
Reata Pharmaceuticals, Inc., Class A(a) Biopharmaceutical company	79,070	4,435,827
Total		11,827,089
Total Health Care		111,002,869
Industrials 10.6%
Aerospace & Defense 0.8%
BWX Technologies, Inc. Nuclear components and fuel	115,831	4,428,219
Commercial Services & Supplies 3.1%
Brink’s Co. (The) Provides security services globally	50,180	3,244,137
Healthcare Services Group, Inc.(b) Housekeeping, laundry, linen, facility maintenance, and food services	117,422	4,718,016
Unifirst Corp. Workplace uniforms and protective clothing	72,631	10,391,317
Total		18,353,470
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.4%
ITT, Inc. Engineered components & customized technology solutions	108,601	5,242,170
Toro Co. (The) Turf equipment	63,070	3,524,352
Woodward, Inc. Energy control systems and components for aircraft, industrial engines and turbines	72,088	5,355,417
Total		14,121,939
Professional Services 1.8%
Exponent, Inc. Science and engineering consulting firm	119,253	6,047,320
ICF International, Inc. Management, technology, policy consulting, and implementation services	65,401	4,236,677
Total		10,283,997
Road & Rail 1.6%
Landstar System, Inc. Truckload carrier	40,451	3,869,947
Saia, Inc.(a) Trucking transportation	101,808	5,682,923
Total		9,552,870
Trading Companies & Distributors 0.9%
SiteOne Landscape Supply, Inc.(a) Landscape supplies	90,941	5,026,309
Total Industrials		61,766,804
Information Technology 20.3%
Electronic Equipment, Instruments & Components 1.7%
ePlus, Inc.(a) Provides IT hardware, software and services	83,447	5,938,923
Novanta, Inc.(a) Precision photonics and motion control components and subsystems	58,877	3,709,251
Total		9,648,174

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.2%
CoreLogic, Inc.(a) Consumer, financial and property information, analytics and services to business and government	73,787	2,465,962
Endava PLC, ADR(a) IT services	151,838	3,680,553
Hackett Group Business consulting and technology implementation	218,842	3,503,661
Science Applications International Corp. Scientific, Engineering and technology consulting services	49,932	3,180,668
Total		12,830,844
Semiconductors & Semiconductor Equipment 3.4%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	101,849	4,372,377
Entegris, Inc. Microelectronics materials management	130,556	3,641,860
Inphi Corp.(a) Analog semiconductor solutions	132,972	4,275,050
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	52,864	3,415,543
Semtech Corp.(a) Analog and mixed-signal semiconductors	94,620	4,340,219
Total		20,045,049
Software 13.0%
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	138,776	8,253,009
Anaplan, Inc.(a),(b) Cloud platform for business applications	143,249	3,801,828
Blackline, Inc.(a) Develops and markets enterprise software	142,222	5,823,991
CyberArk Software Ltd.(a) IT security solutions	133,456	9,894,428
j2 Global, Inc. Cloud-based communications and storage messaging services	72,400	5,023,112
Manhattan Associates, Inc.(a) Information technology solutions for distribution centers	137,227	5,814,308
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	199,399	6,705,788
MINDBODY, Inc., Class A(a) Business management software	198,173	7,213,497
Common Stocks (continued)
Issuer	Shares	Value ($)
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	77,724	3,851,224
Qualys, Inc.(a) Information technology security risk and compliance management solutions	106,501	7,959,885
Zscaler, Inc.(a) Cloud-based internet security platform	150,857	5,915,103
Zuora, Inc., Class A(a) Develops cloud based software	308,311	5,592,762
Total		75,848,935
Total Information Technology		118,373,002
Materials 2.5%
Chemicals 2.5%
Orion Engineered Carbons SA Global supplier of Carbon Black	255,495	6,458,913
PolyOne Corp. International polymer services company	133,247	3,810,864
Quaker Chemical Corp. Custom-formulated chemical specialty products	24,763	4,400,633
Total		14,670,410
Total Materials		14,670,410
Real Estate 3.7%
Equity Real Estate Investment Trusts (REITS) 2.1%
Coresite Realty Corp. Develops, owns & operates data centers	70,553	6,154,338
UMH Properties, Inc. Real estate investment trust	508,782	6,023,979
Total		12,178,317
Real Estate Management & Development 1.6%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	82,145	4,521,261
FirstService Corp. Real estate services	70,500	4,827,840
Total		9,349,101
Total Real Estate		21,527,418
Total Common Stocks (Cost: $520,022,313)		545,810,593

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Limited Partnerships 1.5%
Issuer	Shares	Value ($)
Consumer Discretionary 1.5%
Hotels, Restaurants & Leisure 1.5%
Cedar Fair LP Owns and operates amusement parks	187,034	8,846,708
Total Consumer Discretionary		8,846,708
Total Limited Partnerships (Cost: $10,466,812)		8,846,708

Securities Lending Collateral 2.2%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 2.372%(c),(d)	13,137,290	13,137,290
Total Securities Lending Collateral (Cost: $13,137,290)		13,137,290

Money Market Funds 4.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(c),(e)	26,682,465	26,679,797
Total Money Market Funds (Cost: $26,679,797)		26,679,797
Total Investments in Securities (Cost $570,306,212)		594,474,388
Obligation to Return Collateral for Securities Loaned		(13,137,290)
Other Assets & Liabilities, Net		653,464
Net Assets		$581,990,562

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2018. The total market value of securities on loan at December 31, 2018 was $13,684,905.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	179,942,424	(153,259,959)	26,682,465	—	—	167,066	26,679,797
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	4,529,605	—	—	—	4,529,605
Consumer Discretionary	100,276,304	—	—	—	100,276,304
Consumer Staples	34,682,782	—	—	—	34,682,782
Energy	5,894,545	—	—	—	5,894,545
Financials	73,086,854	—	—	—	73,086,854
Health Care	111,002,869	—	—	—	111,002,869
Industrials	61,766,804	—	—	—	61,766,804
Information Technology	118,373,002	—	—	—	118,373,002
Materials	14,670,410	—	—	—	14,670,410
Real Estate	21,527,418	—	—	—	21,527,418
Total Common Stocks	545,810,593	—	—	—	545,810,593
Limited Partnerships
Consumer Discretionary	8,846,708	—	—	—	8,846,708
Securities Lending Collateral	13,137,290	—	—	—	13,137,290
Money Market Funds	—	—	—	26,679,797	26,679,797
Total Investments in Securities	567,794,591	—	—	26,679,797	594,474,388
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2018	13

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $543,626,415)	$567,794,591
Affiliated issuers (cost $26,679,797)	26,679,797
Cash	867,000
Receivable for:
Capital shares sold	714,905
Dividends	452,619
Securities lending income	6,108
Foreign tax reclaims	1,362
Prepaid expenses	18,394
Trustees’ deferred compensation plan	204,204
Total assets	596,738,980
Liabilities
Due upon return of securities on loan	14,004,290
Payable for:
Capital shares purchased	334,642
Investment advisory fee	41,238
Service fees	60,689
Administration fees	2,369
Compensation of chief compliance officer	1,174
Other expenses	99,812
Trustees’ deferred compensation plan	204,204
Total liabilities	14,748,418
Net assets applicable to outstanding capital stock	$581,990,562
Represented by
Paid in capital	445,552,158
Total distributable earnings (loss) (Note 2)	136,438,404
Total - representing net assets applicable to outstanding capital stock	$581,990,562
Shares outstanding	28,113,809
Net asset value per share	20.70
* Includes the value of securities on loan	13,684,905
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$5,964,320
Dividends — affiliated issuers	167,066
Income from securities lending — net	333,212
Foreign taxes withheld	(57,834)
Total income	6,406,764
Expenses:
Investment advisory fee	6,105,538
Service fees	554,135
Administration fees	352,951
Trustees’ fees	65,401
Custodian fees	11,634
Printing and postage fees	158,392
Audit fees	41,213
Legal fees	110,814
Compensation of chief compliance officer	2,299
Other	38,958
Total expenses	7,441,335
Fees waived by transfer agent	(412,152)
Total net expenses	7,029,183
Net investment loss	(622,419)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	115,134,937
Net realized gain	115,134,937
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(113,466,197)
Net change in unrealized appreciation (depreciation)	(113,466,197)
Net realized and unrealized gain	1,668,740
Net increase in net assets resulting from operations	$1,046,321
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment loss	$(622,419)	$(528,477)
Net realized gain	115,134,937	163,958,845
Net change in unrealized appreciation (depreciation)	(113,466,197)	(42,319,867)
Net increase in net assets resulting from operations	1,046,321	121,110,501
Distributions to shareholders
Net investment income and net realized gains	(161,967,932)
Net realized gains		(108,009,366)
Total distributions to shareholders (Note 2)	(161,967,932)	(108,009,366)
Increase in net assets from capital stock activity	58,200,283	7,375,038
Total increase (decrease) in net assets	(102,721,328)	20,476,173
Net assets at beginning of year	684,711,890	664,235,717
Net assets at end of year	$581,990,562	$684,711,890
Undistributed (excess of distributions over) net investment income	$102,427	$(152,351)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	912,955	23,287,444	368,297	9,709,107
Distributions reinvested	6,526,840	161,967,932	4,399,567	108,009,366
Redemptions	(4,929,560)	(127,055,093)	(4,199,383)	(110,343,435)
Total net increase	2,510,235	58,200,283	568,481	7,375,038
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger USA | Annual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$26.74	$26.53	$31.75	$37.71	$41.13
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.04)	(0.12)	(0.06)
Net realized and unrealized gain	0.75	4.81	3.56	0.45	1.70
Total from investment operations	0.73	4.79	3.52	0.33	1.64
Less distributions to shareholders from:
Net investment income	(0.03)	—	—	—	—
Net realized gains	(6.74)	(4.58)	(8.74)	(6.29)	(5.06)
Total distributions to shareholders	(6.77)	(4.58)	(8.74)	(6.29)	(5.06)
Net asset value, end of period	$20.70	$26.74	$26.53	$31.75	$37.71
Total return	(1.46)% (a)	19.58% (a)	13.69%	(0.61)%	4.78%
Ratios to average net assets
Total gross expenses(b)	1.05%	1.03%	1.00%	1.01%	0.96%
Total net expenses(b)	1.00%	0.99%	1.00%	1.01%	0.96%
Net investment loss	(0.09)%	(0.08)%	(0.16)%	(0.34)%	(0.15)%
Supplemental data
Portfolio turnover	81%	96%	118%	45%	14%
Net assets, end of period (in thousands)	$581,991	$684,712	$664,236	$692,605	$800,933

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their official close net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
18	Wanger USA | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2018, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2018:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$13,684,905	$—	$—	$—	$13,684,905
Gross amount of recognized liabilities for securities lending (collateral received)					14,004,290
Amounts due to counterparty in the event of default					$319,385
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	14,004,290
Total Liabilities	14,004,290
Total Financial and Derivative Net Assets	(14,004,290)
Financial Instruments	13,684,905
Net Amount (a)	(319,385)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger USA | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
20	Wanger USA | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%
For the year ended December 31, 2018, the effective investment advisory fee rate was 0.86% of the Fund’s average daily net assets.
Wanger USA | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2018, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2018 through June 30, 2019, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.04% of the Fund’s average daily net assets. This agreement may be terminated at the sole discretion of the Board of Trustees. Prior to July 1, 2018, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.00% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
22	Wanger USA | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, trustees’ deferred compensation and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,523,184	(1,523,184)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
42,836,331	119,131,601	161,967,932	—	108,009,366	108,009,366
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
28,331,923	87,004,469	—	21,269,505
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
573,204,883	95,378,946	(74,109,441)	21,269,505
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Wanger USA | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2018, were $546,948,095 and $671,432,152, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2018, two unaffiliated shareholders of record owned 33.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
24	Wanger USA | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Wanger USA | Annual Report 2018	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger USA
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger USA (one of the Funds constituting Wanger Advisors Trust, hereinafter referred to as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
February 21, 2019
We have served as the auditor of one or more investment companies in Wanger Advisors Trust since 2004.
26	Wanger USA | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Dividends received deduction	Capital gain dividend
0.21%	$91,428,242
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Wanger USA | Annual Report 2018	27

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 53, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 70	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 65	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	Chair, RMB Investors Trust (formerly Burnham Investors Trust) (6 series).
Eric A. Feldstein, 59	2018	Chief Financial Officer, Health Care Service Corporation (HCSC) since 2016; Executive Vice President, American Express Company, 2010-2016.	11	Board Member, Northern Trust Mutual Fund Complex (51 series), 2015-2016.
John C. Heaton, 59	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
Charles R. Phillips, 62	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
28	Wanger USA | Annual Report 2018

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
David J. Rudis, 65, Vice Chair	2010	Consultant, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Trustee Emeritus
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 84 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(3)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2018	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 58	President	2015	Global Chief Operating Officer - Investments, Columbia Threadneedle Inc. since 2017 and Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013.
Michael G. Clarke, 49	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
David L. Frank, 55	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Wanger USA | Annual Report 2018	29

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2018	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Paul B. Goucher, 50	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Tae Han (Simon) Kim, 38	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
John Kunka, 48	Treasurer	2006	Vice President, Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Treasurer and Chief Financial Officer, CWAM since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 51	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Joseph C. LaPalm, 49	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 48	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 47	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1997-2015.
Satoshi Matsunaga, 47	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005.
Thomas P. McGuire, 46	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Louis J. Mendes III, 54	Vice President	2005	Director of International Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 51	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 44	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Richard Watson, 49	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 49	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
Charles C. Young, 50	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
30	Wanger USA | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger USA | Annual Report 2018	31

Wanger USA
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1466 AR (02/19)

Annual Report
December 31, 2018
Wanger International
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger International  |  Annual Report 2018

Fund at a Glance
Investment objective
Wanger International (the Fund) seeks long-term capital appreciation.
Portfolio management
Louis J. Mendes, CFA
Co-Portfolio Manager since 2005
Service with Fund since 2001
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years	Life
Wanger International	05/03/95	-17.70	0.63	9.38	10.79
MSCI ACWI ex USA Small Cap Index (Net)		-18.20	1.96	10.02	-
MSCI ACWI ex USA Small Cap Growth Index (Net)		-18.27	2.26	10.07	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.15% is stated as of the Fund’s prospectus dated May 1, 2018, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging markets countries.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International | Annual Report 2018	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
This graph compares the results of $10,000 invested in Wanger International on December 31, 2008 through December 31, 2018 to the MSCI ACWI ex USA Small Cap Index (Net) and the MSCI ACWI ex USA Small Cap Growth Index (Net) with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
4	Wanger International | Annual Report 2018

Fund at a Glance   (continued)
Top ten holdings (%) (at December 31, 2018)
SimCorp AS (Denmark) Global provider of highly specialised software for the investment management industry	2.9
Unibet Group PLC (Malta) Online gambling services	2.2
Nemetschek SE (Germany) Standard software for designing, constructing and managing buildings and real estate	2.1
Restaurant Brands New Zealand Ltd. (New Zealand) Fast food restaurant chains	2.0
Atea ASA (Norway) Nordic and Baltic supplier of IT infrastructure	1.8
Brembo SpA (Italy) Braking systems and components	1.8
Sweco AB, Class B (Sweden) Consulting company specializing in engineering, environmental technology, and architecture	1.8
Rightmove PLC (United Kingdom) Website that lists properties across Britain	1.7
Seiren Co., Ltd. (Japan) Advertising services	1.6
Ascential PLC (United Kingdom) Media and consultancy services	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	6.3
Consumer Discretionary	17.9
Consumer Staples	8.1
Energy	1.5
Financials	12.7
Health Care	4.6
Industrials	22.7
Information Technology	17.4
Materials	4.5
Real Estate	4.3
Total	100.0
Percentages indicated are based upon total equity investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2018)
Australia	3.1
Belgium	0.7
Brazil	1.3
Cambodia	1.5
Canada	5.7
China	1.8
Denmark	2.8
France	0.9
Germany	6.0
Hong Kong	2.0
India	2.6
Indonesia	1.2
Ireland	1.5
Italy	3.5
Japan	20.6
Malta	2.1
Mexico	0.6
Netherlands	0.7
New Zealand	1.9
Norway	1.8
Poland	0.7
Russian Federation	0.8
Singapore	1.3
South Africa	1.9
South Korea	4.2
Spain	1.4
Sweden	3.8
Switzerland	3.2
Taiwan	5.0
Thailand	0.8
Turkey	0.3
United Kingdom	10.1
United States(a)	4.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Wanger International | Annual Report 2018	5

Manager Discussion of Fund Performance
Louis J. Mendes, CFA
Co-Portfolio Manager
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Wanger International returned -17.70% for the 12-month period ended December 31, 2018. The Fund outperformed its primary benchmark, the MSCI ACWI ex USA Small Cap Index (Net), which returned -18.20% for the same time period. The Fund also outperformed its secondary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net), which returned -18.27% for the same 12 months.
Small- and mid-cap international stocks faced meaningful challenges in 2018, leading to poor absolute returns and underperformance relative to both the U.S. market and large-cap global equities. The divergences in economic and market performance were a departure from the synchronized global growth that helped support equities in 2017. After rising in January of 2018, the global manufacturing Purchasing Managers Index (PMI), a proxy for gross domestic product growth, declined in each month thereafter. This represented the largest number of successive monthly declines since 2008. The slowdown in growth was accompanied by tighter monetary policy from the U.S. Federal Reserve and other major central banks, which further weighed on sentiment. The markets also had to contend with negative headlines regarding issues such as U.S. trade policy, the ongoing negotiations for the U.K.’s exit from the European Union (Brexit), Italy’s rising government debt, and economic instability in Turkey and Argentina. Taken together, these developments led to a sharp drop for stocks in general, and for smaller companies in particular. The weakness in foreign currencies versus the U.S. dollar was an additional factor weighing on the returns of international equities for U.S.-based investors.
Consistent with the broader market environment, the Fund posted a sizable loss for 2018. Nevertheless, we were able to cushion some of the impact of falling stock prices through favorable security selection. Our stock selections outpaced the corresponding benchmark components in the industrials, information technology, and consumer staples sectors, outweighing weaker relative performance in the health care and consumer discretionary sectors. At the regional level, the Fund’s holdings in Asia ex-Japan, Japan, and North America performed well on a relative basis, while holdings in Europe and Latin America detracted from performance for the year.
Among individual stocks, NagaCorp Ltd., an operator of casinos and resorts in Cambodia whose shares are listed in Hong Kong, was the leading contributor to Fund performance in 2018. The stock advanced in the fourth quarter even as the broader global markets fell sharply. Vitasoy International Holdings Limited, a beverage company based in Hong Kong, also rallied on the strength of the continued growth in its core business. Nemetschek SE, a leader in providing software in the fast-growing building information modeling industry, was another key contributor. The company reported solid results, accelerating organic revenue growth and improving operating margins.
Health care proved to be a challenging area for the Fund, as all but one of its holdings in the sector detracted from relative returns versus the benchmark. UDG Healthcare PLC, a medical equipment company based in Ireland, was the largest detractor. The consumer discretionary sector was another area of weakness for the Fund. Shares of Vapiano SE, a fast-casual restaurant operator based in Germany, fell sharply after the company reported slowing growth and negative same-store sales for the first half of the year. Kindred Group PLC, which operates a number of online gambling brands across Europe, also hurt performance as shares of the Swedish company declined due to rising competition and higher-than-expected marketing costs.
Our investment approach focuses on adding value through security instead of versus making significant regional or sector bets. Nevertheless, allocation can affect Fund performance. This proved to be the case in the past year, when an underweight position in real estate and a lack of exposure to utilities hurt results. Both are defensive market segments that held up well amid the “flight to safety” sparked by the fourth-quarter downturn, but the Fund was below-benchmark weightings in each due to the Fund’s growth orientation.
We continued to see a number of important risks at the close of the period, including slowing global growth, high corporate debt levels and headlines related to Brexit and U.S.-China trade talks. Despite these potential headwinds, bank oversight has been enhanced, and a majority of countries have

6	Wanger International | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
stronger current account balances, higher foreign exchange reserves and lower external debt. Relatively higher volatility can create attractive opportunities for individual stock selection. We believe our investment philosophy, which favors higher quality companies with structural growth (growth derived from structural shifts or changes in the economy) — as measured by metrics such as return on invested capital, revenue and earnings growth and superior debt ratios — can be particularly advantageous in this environment. Overall, we believe international markets provide an abundance of fast-growing small- and mid-sized companies whose positive attributes have not yet been reflected in their valuations.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
Wanger International | Annual Report 2018	7

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	834.10	1,019.51	5.35	5.89	1.15
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
8	Wanger International | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.9%
Issuer	Shares	Value ($)
Australia 3.1%
carsales.com Ltd. Automotive & related industry websites	438,390	3,398,383
Costa Group Holdings Ltd. Fruits and vegetables	532,000	2,782,336
DuluxGroup Ltd. Manufactures and supplies paints and other surface coatings	780,126	3,605,249
National Storage REIT Owns self storage facilities	2,755,176	3,406,318
Total		13,192,286
Belgium 0.6%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	46,968	2,733,361
Brazil 1.3%
Localiza Rent a Car SA Rents automobiles	329,000	2,525,382
Sul America SA Full service insurance company	427,400	3,153,877
Total		5,679,259
Cambodia 1.5%
NagaCorp Ltd. Leisure and tourism company	6,070,000	6,521,627
Canada 5.7%
AG Growth International, Inc. Manufacturer of Augers & Grain Handling Equipment	140,533	4,817,569
CAE, Inc. Training solutions based on simulation technology and integrated training services	287,552	5,284,705
CES Energy Solutions Corp. Oil and natural gas industry	1,398,292	3,226,355
Osisko Gold Royalties Ltd. Precious metal royalty and stream company	345,776	3,031,745
ShawCor Ltd. Energy services company	245,378	2,980,052
Winpak Ltd. Packaging materials and machines for the protection of perishables	142,053	4,968,525
Total		24,308,951
Common Stocks (continued)
Issuer	Shares	Value ($)
China 1.8%
51job, Inc., ADR(a) Integrated human resource services	43,000	2,684,920
Minth Group Ltd. Exterior automobile body parts	663,000	2,139,482
Xiabuxiabu Catering Management China Holdings Co., Ltd. Chain of restaurants in China	1,768,000	2,763,932
Total		7,588,334
Denmark 2.8%
SimCorp AS Global provider of highly specialised software for the investment management industry	175,063	12,006,042
France 0.8%
Akka Technologies High-technology engineering consulting services	70,701	3,579,218
Germany 5.9%
AURELIUS Equity Opportunities SE & Co. KGaA Loans to distressed companies	74,281	2,700,801
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	84,807	3,266,582
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	79,739	8,772,252
Norma Group SE Plastic and metal-based components and systems in connecting technology	69,688	3,454,840
Stroeer SE & Co. KGaA Digital multi-channel media company	82,505	3,998,866
Varta AG(a) Manufactures and markets a wide range of industrial, commercial and miniaturized batteries	106,051	3,023,116
Total		25,216,457
Hong Kong 2.0%
ASM Pacific Technology Ltd. Machines, tools & materials used in the semiconductor industry	243,400	2,349,829
Value Partners Group Ltd. Independent, value oriented asset management group	3,123,000	2,168,466
Vitasoy International Holdings Ltd. Food and beverages	1,014,000	3,859,969
Total		8,378,264
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
India 2.6%
Care Ratings Ltd. Credit rating services	152,494	2,154,492
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	248,936	4,488,643
GRUH Finance Ltd. Provides a range of home loans as well as insurance products	467,856	2,116,040
PI Industries Ltd. Agricultural and fine chemicals and polymers	173,572	2,143,729
Total		10,902,904
Indonesia 1.2%
PT Link Net Tbk High-speed internet connection through fiber optic lines	9,352,400	3,186,840
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	7,716,900	1,928,656
Total		5,115,496
Ireland 1.5%
UDG Healthcare PLC Commercialisation solutions for health care companies	853,416	6,497,242
Italy 3.5%
Brembo SpA Braking systems and components	716,555	7,313,009
Carel Industries SpA(a) Control solutions for HVAC and humidification systems	229,709	2,373,449
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	80,013	4,995,023
Total		14,681,481
Japan 20.5%
Aeon Credit Service Co., Ltd. Credit card company	250,600	4,445,855
Aeon Mall Co., Ltd. Large-scale shopping malls	323,700	5,157,101
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	73,300	2,451,041
Amano Corp. Electronic time recorders and information systems	122,000	2,353,794
Azbil Corp. Provides measurement and control technologies	204,928	4,050,153
Common Stocks (continued)
Issuer	Shares	Value ($)
cocokara fine, Inc. Drug chain stores	117,000	5,699,055
Daiseki Co., Ltd. Waste Disposal & Recycling	184,600	3,812,247
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	121,900	3,891,435
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	162,100	3,645,324
KH Neochem Co., Ltd. Manufactures and sells petroleum chemical products	142,400	2,995,443
Mandom Corp. Cosmetic products for men and women	180,900	4,928,800
Milbon Co., Ltd. Hair Products for Salons	94,900	3,863,103
Miura Co., Ltd. Industrial boilers and related equipment	81,300	1,846,683
Nabtesco Corp. Aircraft and hydraulic products	84,600	1,831,667
Nakanishi, Inc. Dental Tools & Machinery	221,600	3,778,745
NSD Co., Ltd. Computer software development	228,300	4,393,643
Persol Holdings Co., Ltd. Human resource solutions	121,500	1,802,266
SCSK Corp. IT services	65,700	2,327,988
Seiren Co., Ltd. Advertising services	405,400	6,574,234
Seria Co., Ltd. Operates 100 yen chain stores	185,400	6,305,039
Sohgo Security Services Co., Ltd. Around the clock security services	76,900	3,592,973
TechnoPro Holdings, Inc. Medical & electronic design and IT & software development	60,900	2,501,906
Ushio, Inc. Lamps and optical equipment	285,300	3,022,588
Valqua Ltd. Rubber, fiber and resin products	96,200	1,933,633
Total		87,204,716
Malta 2.1%
Unibet Group PLC Online gambling services	976,501	8,976,683

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Mexico 0.6%
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	18,027	2,714,866
Netherlands 0.7%
Aalberts Industries NV Industrial services and flow control systems	89,763	2,985,376
New Zealand 1.9%
Restaurant Brands New Zealand Ltd. Fast food restaurant chains	1,450,726	8,132,553
Norway 1.7%
Atea ASA Nordic and Baltic supplier of IT infrastructure	577,386	7,425,210
Poland 0.7%
KRUK SA Debt collection services	72,602	3,043,256
Russian Federation 0.8%
TCS Group Holding PLC, GDR Online retail financial services	217,839	3,389,575
Singapore 1.3%
Mapletree Commercial Trust Singapore-focused real estate investment trust	4,466,707	5,404,714
South Africa 1.9%
Famous Brands Ltd.(a) Food and beverage company	458,759	3,116,532
PSG Group Ltd. Diversified financial services	287,916	4,881,964
Total		7,998,496
South Korea 4.1%
GS Retail Co., Ltd. Chain of retail stores	116,061	4,206,049
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	75,634	5,599,417
Korea Investment Holdings Co., Ltd. Financial holding company	73,233	3,916,669
Modetour Network, Inc. Travel services	180,352	3,892,733
Total		17,614,868
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 1.4%
Fluidra SA(a) Irrigation and swimming pool equipment	189,433	2,124,849
Prosegur Cia de Seguridad SA, Registered Shares Security and transportation services	726,883	3,678,511
Total		5,803,360
Sweden 3.8%
AddTech AB, Class B High-tech industrial components and systems	190,155	3,398,478
NetEnt AB Develops and markets computer gaming software	830,862	3,420,580
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	326,121	7,261,334
Trelleborg AB, Class B Manufactures and distributes industrial products	135,373	2,132,887
Total		16,213,279
Switzerland 3.2%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	1,073	4,303,878
Bossard Holding AG, Class A, Registered Shares Fastening devices, industrial adhesives & tools	21,122	3,015,089
Inficon Holding AG Vacuum instruments used to monitor and control production processes	7,157	3,628,614
Kardex AG Storage, warehouse and materials handling systems	22,490	2,600,548
Total		13,548,129
Taiwan 5.0%
Basso Industry Corp. Pneumatic nailers and staplers	1,670,000	2,468,591
Gourmet Master Co., Ltd. Coffee & bakery cafes	410,960	2,751,439
Parade Technologies Ltd. Fabless semiconductor company	208,000	2,925,640
Silergy Corp. High performance analog integrated circuits	241,000	3,546,478
Silicon Motion Technology Corp., ADR Semiconductor products	48,474	1,672,353
Sinbon Electronics Co., Ltd. Cable, connectors & modems	1,228,000	3,307,914

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	266,395	4,654,134
Total		21,326,549
Thailand 0.8%
Beauty Community PCL Cosmetic and beauty products	6,707,400	1,351,337
Muangthai Capital PCL, Foreign Registered Shares Commercial lending company	1,367,400	2,060,762
Total		3,412,099
Turkey 0.3%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise resource planning software	230,778	1,183,432
United Kingdom 10.0%
Ascential PLC Media and consultancy services	1,362,142	6,545,405
Dechra Pharmaceuticals PLC International veterinary pharmaceuticals	87,021	2,299,191
Domino’s Pizza Group PLC Pizza delivery stores	873,369	2,595,689
GW Pharmaceuticals PLC, ADR(a) Cannabinoid prescription medicines	28,866	2,811,260
Hastings Group Holdings PLC General insurance services to the automobile and home insurance products	2,525,621	6,010,924
Intermediate Capital Group PLC Private equity firm	402,721	4,803,743
Renishaw PLC High technology precision measuring and calibration equipment	25,000	1,353,556
Common Stocks (continued)
Issuer	Shares	Value ($)
Rightmove PLC Website that lists properties across Britain	1,276,890	7,037,063
Safestore Holdings PLC Self storage facilities	578,204	3,732,797
WH Smith PLC Retails books, magazines, newspapers, and periodicals	247,101	5,420,549
Total		42,610,177
United States 1.8%
Inter Parfums, Inc. Fragrances and related products	61,845	4,055,177
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	83,363	3,624,623
Total		7,679,800
Total Common Stocks (Cost: $395,630,913)		413,068,060

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	10,107,748	10,106,738
Total Money Market Funds (Cost: $10,106,738)		10,106,738
Total Investments in Securities (Cost: $405,737,651)		423,174,798
Other Assets & Liabilities, Net		3,184,669
Net Assets		$426,359,467

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	75,997,518	(65,889,770)	10,107,748	—	—	70,739	10,106,738
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	13,192,286	—	—	13,192,286
Belgium	—	2,733,361	—	—	2,733,361
Brazil	5,679,259	—	—	—	5,679,259
Cambodia	—	6,521,627	—	—	6,521,627
Canada	24,308,951	—	—	—	24,308,951
China	2,684,920	4,903,414	—	—	7,588,334
Denmark	—	12,006,042	—	—	12,006,042
France	—	3,579,218	—	—	3,579,218
Germany	—	25,216,457	—	—	25,216,457
Hong Kong	—	8,378,264	—	—	8,378,264
India	—	10,902,904	—	—	10,902,904
Indonesia	—	5,115,496	—	—	5,115,496
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Ireland	—	6,497,242	—	—	6,497,242
Italy	—	14,681,481	—	—	14,681,481
Japan	—	87,204,716	—	—	87,204,716
Malta	—	8,976,683	—	—	8,976,683
Mexico	2,714,866	—	—	—	2,714,866
Netherlands	—	2,985,376	—	—	2,985,376
New Zealand	—	8,132,553	—	—	8,132,553
Norway	—	7,425,210	—	—	7,425,210
Poland	—	3,043,256	—	—	3,043,256
Russian Federation	—	3,389,575	—	—	3,389,575
Singapore	—	5,404,714	—	—	5,404,714
South Africa	—	7,998,496	—	—	7,998,496
South Korea	—	17,614,868	—	—	17,614,868
Spain	—	5,803,360	—	—	5,803,360
Sweden	—	16,213,279	—	—	16,213,279
Switzerland	—	13,548,129	—	—	13,548,129
Taiwan	1,672,353	19,654,196	—	—	21,326,549
Thailand	—	3,412,099	—	—	3,412,099
Turkey	—	1,183,432	—	—	1,183,432
United Kingdom	2,811,260	39,798,917	—	—	42,610,177
United States	7,679,800	—	—	—	7,679,800
Total Common Stocks	47,551,409	365,516,651	—	—	413,068,060
Money Market Funds	—	—	—	10,106,738	10,106,738
Total Investments in Securities	47,551,409	365,516,651	—	10,106,738	423,174,798
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $395,630,913)	$413,068,060
Affiliated issuers (cost $10,106,738)	10,106,738
Foreign currency (cost $215,205)	215,701
Receivable for:
Investments sold	1,396,027
Capital shares sold	1,503,084
Dividends	561,095
Foreign tax reclaims	415,433
Prepaid expenses	12,533
Trustees’ deferred compensation plan	204,040
Total assets	427,482,711
Liabilities
Payable for:
Investments purchased	565,055
Capital shares purchased	128,177
Investment advisory fee	33,517
Service fees	30,462
Administration fees	1,737
Compensation of chief compliance officer	899
Other expenses	158,408
Trustees’ deferred compensation plan	204,040
Other liabilities	949
Total liabilities	1,123,244
Net assets applicable to outstanding capital stock	$426,359,467
Represented by
Paid in capital	370,136,225
Total distributable earnings (loss) (Note 2)	56,223,242
Total - representing net assets applicable to outstanding capital stock	$426,359,467
Shares outstanding	19,202,936
Net asset value per share	22.20
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2018	15

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$12,337,074
Dividends — affiliated issuers	70,739
Interest	677
Income from securities lending — net	169,025
Foreign taxes withheld	(1,031,043)
Total income	11,546,472
Expenses:
Investment advisory fee	5,048,274
Service fees	387,366
Administration fees	267,529
Trustees’ fees	52,020
Custodian fees	187,913
Printing and postage fees	192,721
Audit fees	93,992
Legal fees	85,779
Compensation of chief compliance officer	1,848
Other	32,008
Total expenses	6,349,450
Fees waived by transfer agent	(312,753)
Total net expenses	6,036,697
Net investment income	5,509,775
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	42,688,145
Foreign currency translations	(257,535)
Net realized gain	42,430,610
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(140,734,691)
Foreign currency translations	(17,142)
Net change in unrealized appreciation (depreciation)	(140,751,833)
Net realized and unrealized loss	(98,321,223)
Net decrease in net assets resulting from operations	$(92,811,448)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger International | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$5,509,775	$5,060,397
Net realized gain	42,430,610	64,149,569
Net change in unrealized appreciation (depreciation)	(140,751,833)	85,449,197
Net increase (decrease) in net assets resulting from operations	(92,811,448)	154,659,163
Distributions to shareholders
Net investment income and net realized gains	(71,062,256)
Net investment income		(6,572,360)
Net realized gains		(4,004,590)
Total distributions to shareholders (Note 2)	(71,062,256)	(10,576,950)
Increase (decrease) in net assets from capital stock activity	12,145,365	(60,789,221)
Total increase (decrease) in net assets	(151,728,339)	83,292,992
Net assets at beginning of year	578,087,806	494,794,814
Net assets at end of year	$426,359,467	$578,087,806
Undistributed (excess of distributions over) net investment income	$(1,979,300)	$2,858,259

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	504,907	13,396,267	501,656	13,324,413
Distributions reinvested	2,539,748	71,062,256	366,553	10,576,950
Redemptions	(2,583,573)	(72,313,158)	(3,058,127)	(84,690,584)
Total net increase (decrease)	461,082	12,145,365	(2,189,918)	(60,789,221)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$30.84	$23.64	$26.32	$29.07	$34.55
Income from investment operations:
Net investment income	0.29	0.25	0.31	0.31	0.36
Net realized and unrealized gain (loss)	(4.93)	7.49	(0.56)	(0.09)	(1.56)
Total from investment operations	(4.64)	7.74	(0.25)	0.22	(1.20)
Less distributions to shareholders from:
Net investment income	(0.60)	(0.34)	(0.29)	(0.41)	(0.48)
Net realized gains	(3.40)	(0.20)	(2.14)	(2.57)	(3.80)
Total distributions to shareholders	(4.00)	(0.54)	(2.43)	(2.98)	(4.28)
Proceeds from regulatory settlements	—	—	—	0.01	—
Net asset value, end of period	$22.20	$30.84	$23.64	$26.32	$29.07
Total return	(17.70)% (a)	32.91% (a)	(1.41)%	0.10% (b)	(4.40)%
Ratios to average net assets
Total gross expenses(c)	1.19%	1.16%	1.08% (d)	1.12%	1.05%
Total net expenses(c)	1.13%	1.12%	1.08% (d)	1.12%	1.05%
Net investment income	1.03%	0.92%	1.23%	1.11%	1.10%
Supplemental data
Portfolio turnover	47%	55%	56%	53%	28%
Net assets, end of period (in thousands)	$426,359	$578,088	$494,795	$586,629	$667,023

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Wanger International | Annual Report 2018

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their official close net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger International | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2018, is included in the Statement of Operations.
The Fund had no outstanding loan balances as of December 31, 2018.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to
20	Wanger International | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
Wanger International | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
For the year ended December 31, 2018, the effective investment advisory fee rate was 0.94% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2018, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded
22	Wanger International | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $2,042,880 and $0, respectively.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2018 through June 30, 2019, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.03% of the Fund’s average daily net assets. This agreement may be terminated at the sole discretion of the Board of Trustees. Prior to July 1, 2018, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.00% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Wanger International | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
443,481	(443,481)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
15,604,863	55,457,394	71,062,257	6,572,360	4,004,590	10,576,950
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
556,524	41,474,451	—	14,377,395
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
408,797,403	67,895,195	(53,517,800)	14,377,395
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2018, were $242,809,502 and $301,175,133, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the
24	Wanger International | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 7. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At December 31, 2018, one unaffiliated shareholder of record owned 18.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Wanger International | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Wanger International | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger International
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger International (one of the Funds constituting Wanger Advisors Trust, hereinafter referred to as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
February 21, 2019
We have served as the auditor of one or more investment companies in Wanger Advisors Trust since 2004.
Wanger International | Annual Report 2018	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$43,590,100	$934,469	$0.05	$11,937,355	$0.62
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
28	Wanger International | Annual Report 2018

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 53, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 70	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 65	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	Chair, RMB Investors Trust (formerly Burnham Investors Trust) (6 series).
Eric A. Feldstein, 59	2018	Chief Financial Officer, Health Care Service Corporation (HCSC) since 2016; Executive Vice President, American Express Company, 2010-2016.	11	Board Member, Northern Trust Mutual Fund Complex (51 series), 2015-2016.
John C. Heaton, 59	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
Charles R. Phillips, 62	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
Wanger International | Annual Report 2018	29

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
David J. Rudis, 65, Vice Chair	2010	Consultant, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Trustee Emeritus
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 84 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(3)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2018	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 58	President	2015	Global Chief Operating Officer - Investments, Columbia Threadneedle Inc. since 2017 and Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013.
Michael G. Clarke, 49	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
David L. Frank, 55	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
30	Wanger International | Annual Report 2018

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2018	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Paul B. Goucher, 50	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Tae Han (Simon) Kim, 38	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
John Kunka, 48	Treasurer	2006	Vice President, Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Treasurer and Chief Financial Officer, CWAM since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 51	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Joseph C. LaPalm, 49	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 48	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 47	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1997-2015.
Satoshi Matsunaga, 47	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005.
Thomas P. McGuire, 46	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Louis J. Mendes III, 54	Vice President	2005	Director of International Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 51	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 44	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Richard Watson, 49	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 49	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
Charles C. Young, 50	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Wanger International | Annual Report 2018	31

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
32	Wanger International | Annual Report 2018

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Wanger International
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1456 AR (02/19)

Annual Report
December 31, 2018
Wanger Select
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Wanger Select  |  Annual Report 2018

Fund at a Glance
Investment objective
Wanger Select (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Portfolio Manager since 2015
Service with Fund since 2002
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years	Life
Wanger Select	02/01/99	-12.41	5.39	13.63	9.52
Russell 2500 Growth Index		-7.47	6.19	14.76	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.84% is stated in the Fund’s prospectus dated May 1, 2018, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Select | Annual Report 2018	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
This graph compares the results of $10,000 invested in Wanger Select on December 31, 2008 through December 31, 2018 to the Russell 2500 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
4	Wanger Select | Annual Report 2018

Fund at a Glance   (continued)
Top ten holdings (%) (at December 31, 2018)
Masimo Corp. Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	6.0
GoDaddy, Inc., Class A Cloud-based web platform for small businesses, web design professionals and individuals	5.4
ANSYS, Inc. Software solutions for design analysis and optimization	5.4
JB Hunt Transport Services, Inc. Logistics services	5.1
Encompass Health Corp. Inpatient rehabilitative healthcare services	4.7
VeriSign, Inc. Domain names and Internet security services	4.6
SVB Financial Group Holding company for Silicon Valley Bank	4.5
Vail Resorts, Inc. Operates resorts globally	4.5
LCI Industries Recreational vehicles and equipment	4.4
LKQ Corp. Automotive products and services	3.9
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	95.0
Limited Partnerships	1.8
Money Market Funds	3.2
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Consumer Discretionary	18.2
Financials	14.2
Health Care	20.1
Industrials	10.8
Information Technology	22.0
Materials	7.4
Real Estate	7.3
Total	100.0
Percentages indicated are based upon total equity investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Wanger Select | Annual Report 2018	5

Manager Discussion of Fund Performance
David L. Frank, CFA
Portfolio Manager
Wanger Select returned -12.41% for the 12-month period ended December 31, 2018. The Fund underperformed its benchmark, the Russell 2500 Growth Index, which returned -7.47% for the same time period.
The sizable loss for the benchmark obscures the fact that the growth style performed quite well for much of 2018. Until the end of September, growth stocks were well supported by the combination of unusually strong economic conditions, better-than-expected corporate earnings, and robust investor sentiment. As a result, the year-to-date total return for the Russell 2500 Growth Index stood at 15.78% as of the last trading day of September.
These favorable conditions changed considerably in the final three months of the year, leading to a sharp sell-off in U.S. equities. During this time, the markets were pressured by the trade dispute between the United States and China, evidence of slowing growth across the globe, and uncertainty about the outlook for corporate profits in 2019. Small- and mid-cap stocks were hit particularly hard as investors’ appetite for risk seemed to evaporate. The resulting fourth quarter downturn in stock prices erased all the prior gains and caused the benchmark to finish the year in the red.
Individual stock selection was the primary driver of the Fund’s shortfall in the 12-month period. Although we added significant value through the outperformance of Fund investments in the health care and information technology sectors, the benefit was outweighed by weaker selection in the industrials and consumer discretionary sectors.
The Fund’s positions in the heavy-vehicle manufacturer Oshkosh Corp. and the trucking and logistics company J.B. Hunt Transport Services, Inc. played the largest role in its underperformance in the industrials sector. Both companies were hurt by the broader worries about economic growth and its possible effect on their respective end markets. Positions in Middleby Corporation, a manufacturer of commercial and residential cooking equipment, and SiteOne Landscape Supply, Inc. the largest wholesale distributor of landscaping supplies in the United States, also detracted from the Fund’s returns from industrials investments.
LCI Industries, a supplier of components to recreational vehicle manufacturers, was the largest detractor in both the consumer discretionary sector and the Fund as a whole. The stock sold off sharply on concerns that the company would be unable to pass along higher steel and aluminum prices to its customers. In addition, rising RV inventories raised fears of slowing demand among LCI’s customers. LKQ Corp., which sells specialty repair parts and accessories to the automotive industry, was another key detractor in consumer discretionary. The company reported disappointing quarterly results in April due to rising freight and labor costs, and it faced challenges in ramping up a new, large distribution center.
On the positive side, a number of holdings in the health care sector contributed to Fund performance in 2018. Shares of Genomic Health, Inc. a leader in cancer diagnostics, rallied after a successful study expanded the market for its flagship breast cancer treatment. Masimo Corp., which developed finger sensors to measure patients’ blood oxygen concentration and other key vital signs, also contributed positively to performance. Shipments for its newer, more comprehensive patient monitors rose to a record level in the third quarter, as the company’s expanding suite of technology — which allows more efficient and better patient care — benefited from strongly increasing demand. Encompass Health, a leading provider of inpatient rehabilitation, home health care and hospice services, was an additional contributor of note which we attribute to its consistent execution, steady market share gains and the stabilizing environment for Medicare reimbursement.

6	Wanger Select | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
GoDaddy, Inc. was the top contributor to performance in the information technology sector. GoDaddy provides domain name registrations, which it leverages to sell digital marketing solutions to its large base of customers. The stock rallied after the company reported strong earnings results, demonstrating its ability to maintain double-digit revenue growth with solid cash flow return on invested capital. We chose to capitalize on the strength of GoDaddy, Inc. by trimming the position. SPS Commerce, Inc. and VeriSign, Inc. were also key contributors in technology.
We expect that U.S. economic growth will likely moderate in 2019, but the extent of the economic deceleration will depend primarily on the impact of the U.S. Federal Reserve’s recent interest rate increases and future policy. Still, we do not currently see signs of a recession on the near-term horizon. We view these conditions as broadly supportive, since a backdrop of slow, but positive, economic growth typically acts as a tailwind for small- to mid-sized growth stocks. We are also encouraged by the decline in valuations to more attractive levels following the fourth-quarter sell-off. However, we believe that the likelihood of slowing earnings growth may represent an obstacle for the markets, as could higher corporate debt levels, the ongoing trade tensions between the United States and China, and the potential for profit-margin compression. We welcome the disruptions that may result from these developments as we believe that increased volatility can provide fertile ground for individual stock selection.
While we always look for high-quality growth stocks, in 2018 we moved the Fund even further in favor of companies with strong balance sheets, and we remained strongly committed to our valuation discipline. We believe this approach, which favors companies with higher quality and structural growth (growth derived from structural shifts or changes in the economy) — as gauged by metrics such as return on invested capital, revenue and earnings growth, and low levels of debt — is well suited for a backdrop of higher interest rates and elevated market volatility.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
Wanger Select | Annual Report 2018	7

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	823.70	1,021.19	3.79	4.20	0.82
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
8	Wanger Select | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.0%
Issuer	Shares	Value ($)
Consumer Discretionary 17.6%
Auto Components 4.3%
LCI Industries Recreational vehicles and equipment	68,562	4,579,942
Distributors 3.8%
LKQ Corp.(a) Automotive products and services	169,368	4,019,103
Hotels, Restaurants & Leisure 4.3%
Vail Resorts, Inc. Operates resorts globally	21,992	4,636,353
Household Durables 4.3%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	18,454	2,406,032
NVR, Inc.(a) Builds and markets homes and conducts mortgage banking activities	900	2,193,291
Total		4,599,323
Specialty Retail 0.9%
Boot Barn Holdings, Inc.(a) Western and work gear	53,710	914,681
Total Consumer Discretionary		18,749,402
Financials 12.0%
Banks 4.4%
SVB Financial Group(a) Holding company for Silicon Valley Bank	24,549	4,662,346
Capital Markets 5.0%
Ares Management Corp., Class A(b) Asset management firm	132,672	2,358,908
Raymond James Financial, Inc. Financial services to individuals, corporations, and municipalities	39,298	2,924,164
Total		5,283,072
Thrifts & Mortgage Finance 2.6%
OceanFirst Financial Corp. New Jersey banks	125,772	2,831,128
Total Financials		12,776,546
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 19.4%
Biotechnology 2.5%
Seattle Genetics, Inc.(a) Monoclonal antibody-based drugs to treat cancer and related diseases	29,227	1,656,002
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	24,299	1,056,520
Total		2,712,522
Health Care Equipment & Supplies 7.0%
Anika Therapeutics, Inc.(a) Integrated orthopedic medicines company	36,388	1,223,001
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	57,784	6,204,268
Total		7,427,269
Health Care Providers & Services 7.9%
Encompass Health Corp. Inpatient rehabilitative healthcare services	79,185	4,885,715
Premier, Inc.(a) Healthcare services	95,246	3,557,438
Total		8,443,153
Life Sciences Tools & Services 2.0%
Pra Health Sciences, Inc.(a) Global contract research organization	22,700	2,087,492
Total Health Care		20,670,436
Industrials 10.5%
Machinery 5.6%
Gardner Denver Holdings, Inc.(a) Vacuum systems, bottle blowers, pumps and air & gas compressors	104,735	2,141,831
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	31,563	3,767,044
Total		5,908,875
Road & Rail 4.9%
JB Hunt Transport Services, Inc. Logistics services	56,069	5,216,659
Total Industrials		11,125,534
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 21.3%
Electronic Equipment, Instruments & Components 5.7%
CDW Corp. IT products and services	43,567	3,531,106
Coherent, Inc.(a) Laser-based photonic products	24,244	2,562,833
Total		6,093,939
IT Services 10.4%
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	85,269	5,595,352
GreenSky, Inc., Class A(a) Technology company	78,551	751,733
VeriSign, Inc.(a) Domain names and Internet security services	31,587	4,684,036
Total		11,031,121
Software 5.2%
ANSYS, Inc.(a) Software solutions for design analysis and optimization	38,965	5,569,657
Total Information Technology		22,694,717
Materials 7.1%
Chemicals 7.1%
Celanese Corp., Class A Global integrated producer of chemicals and advanced materials	40,350	3,630,290
Orion Engineered Carbons SA Global supplier of Carbon Black	157,058	3,970,426
Total		7,600,716
Total Materials		7,600,716
Real Estate 7.1%
Equity Real Estate Investment Trusts (REITS) 7.1%
Coresite Realty Corp. Develops, owns & operates data centers	42,438	3,701,867
UMH Properties, Inc. Real estate investment trust	326,000	3,859,840
Total		7,561,707
Total Real Estate		7,561,707
Total Common Stocks (Cost: $96,361,520)		101,179,058

Limited Partnerships 1.8%
Issuer	Shares	Value ($)
Financials 1.8%
Capital Markets 1.8%
Oaktree Capital Group LLC Investment management firm focused on alternative markets	47,220	1,876,995
Total Financials		1,876,995
Total Limited Partnerships (Cost: $2,009,316)		1,876,995

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(c),(d)	3,395,951	3,395,612
Total Money Market Funds (Cost: $3,395,612)		3,395,612
Total Investments in Securities (Cost $101,766,448)		106,451,665
Other Assets & Liabilities, Net		17,064
Net Assets		$106,468,729

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2018. The total market value of securities on loan at December 31, 2018 was $620,522.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	27,857,903	(24,461,952)	3,395,951	—	—	26,537	3,395,612
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	18,749,402	—	—	—	18,749,402
Financials	12,776,546	—	—	—	12,776,546
Health Care	20,670,436	—	—	—	20,670,436
Industrials	11,125,534	—	—	—	11,125,534
Information Technology	22,694,717	—	—	—	22,694,717
Materials	7,600,716	—	—	—	7,600,716
Real Estate	7,561,707	—	—	—	7,561,707
Total Common Stocks	101,179,058	—	—	—	101,179,058
Limited Partnerships
Financials	1,876,995	—	—	—	1,876,995
Money Market Funds	—	—	—	3,395,612	3,395,612
Total Investments in Securities	103,056,053	—	—	3,395,612	106,451,665
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $98,370,836)	$103,056,053
Affiliated issuers (cost $3,395,612)	3,395,612
Cash	645,650
Receivable for:
Capital shares sold	42,642
Dividends	118,383
Securities lending income	215
Prepaid expenses	3,515
Total assets	107,262,070
Liabilities
Due upon return of securities on loan	645,650
Payable for:
Capital shares purchased	3,077
Investment advisory fee	5,211
Service fees	36,515
Administration fees	434
Trustees’ fees	46,473
Compensation of chief compliance officer	229
Other expenses	55,752
Total liabilities	793,341
Net assets applicable to outstanding capital stock	$106,468,729
Represented by
Paid in capital	86,982,931
Total distributable earnings (loss) (Note 2)	19,485,798
Total - representing net assets applicable to outstanding capital stock	$106,468,729
Shares outstanding	6,523,086
Net asset value per share	16.32
* Includes the value of securities on loan	620,522
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2018	13

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,512,772
Dividends — affiliated issuers	26,537
Income from securities lending — net	1,036
Foreign taxes withheld	(7,364)
Total income	1,532,981
Expenses:
Investment advisory fee	1,091,765
Service fees	203,339
Administration fees	68,235
Trustees’ fees	12,643
Custodian fees	4,289
Printing and postage fees	39,598
Audit fees	39,321
Legal fees	21,803
Compensation of chief compliance officer	472
Other	15,381
Total expenses	1,496,846
Fees waived by transfer agent	(156,279)
Advisory fee waiver	(272,941)
Total net expenses	1,067,626
Net investment income	465,355
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,719,330
Net realized gain	14,719,330
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(29,878,533)
Net change in unrealized appreciation (depreciation)	(29,878,533)
Net realized and unrealized loss	(15,159,203)
Net decrease in net assets resulting from operations	$(14,693,848)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$465,355	$247,316
Net realized gain	14,719,330	15,047,757
Net change in unrealized appreciation (depreciation)	(29,878,533)	15,936,463
Net increase (decrease) in net assets resulting from operations	(14,693,848)	31,231,536
Distributions to shareholders
Net investment income and net realized gains	(15,240,367)
Net investment income		(229,911)
Net realized gains		(17,779,427)
Total distributions to shareholders (Note 2)	(15,240,367)	(18,009,338)
Increase (decrease) in net assets from capital stock activity	(4,810,029)	2,491,048
Total increase (decrease) in net assets	(34,744,244)	15,713,246
Net assets at beginning of year	141,212,973	125,499,727
Net assets at end of year	$106,468,729	$141,212,973
Undistributed (excess of distributions over) net investment income	$236,963	$(32,311)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	252,736	5,232,746	229,255	4,453,222
Distributions reinvested	739,801	15,240,367	990,881	18,009,338
Redemptions	(1,243,911)	(25,283,142)	(1,016,605)	(19,971,512)
Total net increase (decrease)	(251,374)	(4,810,029)	203,531	2,491,048
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$20.84	$19.10	$24.18	$32.99	$36.41
Income from investment operations:
Net investment income (loss)	0.07	0.04	0.03	(0.02)	(0.07)
Net realized and unrealized gain (loss)	(2.15)	4.62	2.48	0.69	1.07
Total from investment operations	(2.08)	4.66	2.51	0.67	1.00
Less distributions to shareholders from:
Net investment income	(0.04)	(0.03)	(0.03)	(0.00) (a)	—
Net realized gains	(2.40)	(2.89)	(7.56)	(9.48)	(4.42)
Total distributions to shareholders	(2.44)	(2.92)	(7.59)	(9.48)	(4.42)
Net asset value, end of period	$16.32	$20.84	$19.10	$24.18	$32.99
Total return	(12.41)% (b)	26.67% (b)	13.31% (b)	0.26% (b)	3.17%
Ratios to average net assets
Total gross expenses(c)	1.10%	1.05%	0.93% (d)	0.98%	0.93% (e)
Total net expenses(c)	0.78%	0.77%	0.73% (d)	0.85%	0.93% (e)
Net investment income (loss)	0.34%	0.19%	0.17%	(0.06)%	(0.20)%
Supplemental data
Portfolio turnover	66%	52%	93%	59%	18%
Net assets, end of period (in thousands)	$106,469	$141,213	$125,500	$135,841	$191,647

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger Select | Annual Report 2018

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their official close net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger Select | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2018, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2018:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger Select
Securities lending transactions
Equity securities	$620,522	$—	$—	$—	$620,522
Gross amount of recognized liabilities for securities lending (collateral received)					645,650
Amounts due to counterparty in the event of default					$25,128
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	645,650
Total Liabilities	645,650
Total Financial and Derivative Net Assets	(645,650)
Financial Instruments	620,522
Net Amount (a)	(25,128)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
18	Wanger Select | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Wanger Select | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.80%
$500 million and over	0.78%
Through April 30, 2019, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may only be modified or amended with approval from the Fund and CWAM.
For the year ended December 31, 2018, the effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
20	Wanger Select | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2018, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2018 through June 30, 2019, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.07% of the Fund’s average daily net assets. This agreement may be terminated at the sole discretion of the Board of Trustees. Prior to July 1, 2018, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.00% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Wanger Select | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2018, CWAM had contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed the annual rate of 1.35% of the Fund’s average daily net assets.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
23,013	(23,013)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,605,848	11,634,519	15,240,367	229,911	17,779,427	18,009,338
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,040,400	12,913,749	—	4,482,349
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
101,969,316	16,864,018	(12,381,669)	4,482,349
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax
22	Wanger Select | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2018, were $86,261,520 and $106,296,255, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At December 31, 2018, two unaffiliated shareholders of record owned 88.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants,
Wanger Select | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Wanger Select | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Select
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Select (one of the Funds constituting Wanger Advisors Trust, hereinafter referred to as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
February 21, 2019
We have served as the auditor of one or more investment companies in Wanger Advisors Trust since 2004.
Wanger Select | Annual Report 2018	25

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Dividends received deduction	Capital gain dividend
25.17%	$13,575,155
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
26	Wanger Select | Annual Report 2018

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 53, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 70	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 65	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	Chair, RMB Investors Trust (formerly Burnham Investors Trust) (6 series).
Eric A. Feldstein, 59	2018	Chief Financial Officer, Health Care Service Corporation (HCSC) since 2016; Executive Vice President, American Express Company, 2010-2016.	11	Board Member, Northern Trust Mutual Fund Complex (51 series), 2015-2016.
John C. Heaton, 59	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
Charles R. Phillips, 62	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
Wanger Select | Annual Report 2018	27

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
David J. Rudis, 65, Vice Chair	2010	Consultant, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Trustee Emeritus
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 84 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(3)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2018	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 58	President	2015	Global Chief Operating Officer - Investments, Columbia Threadneedle Inc. since 2017 and Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013.
Michael G. Clarke, 49	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
David L. Frank, 55	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
28	Wanger Select | Annual Report 2018

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2018	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Paul B. Goucher, 50	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Tae Han (Simon) Kim, 38	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
John Kunka, 48	Treasurer	2006	Vice President, Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Treasurer and Chief Financial Officer, CWAM since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 51	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Joseph C. LaPalm, 49	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 48	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 47	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1997-2015.
Satoshi Matsunaga, 47	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005.
Thomas P. McGuire, 46	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Louis J. Mendes III, 54	Vice President	2005	Director of International Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 51	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 44	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Richard Watson, 49	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 49	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
Charles C. Young, 50	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Wanger Select | Annual Report 2018	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
30	Wanger Select | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger Select
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1461 AR (02/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Eric Feldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Feldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$95,000	$84,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$6,900	$6,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2018 and 2017, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$25,400	$24,000

Tax Fees incurred in both fiscal years 2018 and 2017 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2017 also includes Tax Fees for agreed upon procedures related to a fund merger and review of a final tax return.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In both fiscal years 2018 and 2017, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”). A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2018 and December 31, 2017 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$257,300	$255,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Wanger Advisors Trust

By (Signature and Title) /s/ Alan Berkshire
Alan Berkshire, President and Principal Executive Officer

Date February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Alan Berkshire
Alan Berkshire, President and Principal Executive Officer

Date February 21, 2019

By (Signature and Title) /s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date February 21, 2019